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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):                January 8, 1997



                                  SAFEWAY INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

   Delaware                          1-00041                     94-3019135
--------------                   ---------------             -----------------
(State of                    (Commission File Number)          (IRS Employer
Incorporation)                                               Identification No.)


             5918 Stoneridge Mall Road, Pleasanton, California 94588
               (Address of principal executive offices) (Zip Code)

                                 (510) 467-3000
                     -------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
                     -------------------------------------
          (former name or former address, if changed since last report)


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Item 5.   Other Events.
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                  On January 8, 1997, Safeway Inc., a Delaware company (the
"Company" or "Safeway"), entered into an Amended and Restated Stock Repurchase Agreement (the "New Purchase Agreement") with its principal stockholder, SSI Associates, L.P. ("SSI Associates"), a partnership affiliated with Kohlberg Kravis Roberts & Co. ("KKR"), which amended and restated the Stock Repurchase Agreement, dated as of December 15, 1996, between Safeway and SSI Associates. Pursuant to the terms of the New Purchase Agreement, immediately following the consummation of the transactions contemplated by the Merger Agreement (as defined below), Safeway will purchase (the "Amended Repurchase") an aggregate of 32,000,000 shares of common stock, par value $0.01 per share, of Safeway (the "Company Common Stock"), or warrants to purchase Company Common Stock, from SSI Associates or other partnerships affiliated with KKR at a price per share equal to $43.00 per share of Company Common Stock. A copy of the New Purchase Agreement is filed herewith as Exhibit 2.1 and incorporated by reference herein. The description of the New Purchase Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the New Purchase Agreement.

                  In connection with the New Purchase Agreement, Safeway, SSCI Merger Sub, Inc., a Michigan corporation and an indirect wholly owned subsidiary of the Company ("Merger Sub"), and The Vons Companies, Inc., a Michigan corporation ("Vons"), entered into a First Amendment to Agreement and Plan of Merger, dated as of January 8, 1997 (the "Merger Agreement Amendment"), which amended the Agreement and Plan of Merger, dated as of December 15, 1996 (with the Merger Agreement Amendment, collectively, the "Merger Agreement"), by and among Safeway, Merger Sub and Vons, to reflect the Amended Repurchase, as contemplated by the New Purchase Agreement. A copy of the Merger Agreement Amendment is filed herewith as Exhibit 2.2 and incorporated by reference herein. The description of the Merger Agreement Amendment set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)      The following exhibits are filed as part of this Report:

                  2.1 Amended and Restated Stock Repurchase Agreement, dated as of January 8, 1997, by and between Safeway Inc. and SSI Associates, L.P.

                  2.2 First Amendment to Agreement and Plan of Merger, dated as of January 8, 1997, by and among Safeway Inc., SSCI Merger Sub, Inc. and The Vons Companies, Inc. (without exhibits).

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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 9, 1997

                                            SAFEWAY INC.



                                            By: /s/ Michael C. Ross
                                                --------------------------------
                                                Name:  Michael C. Ross
                                                Title: Senior Vice President -
                                                General Counsel

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                                  EXHIBIT INDEX

Exhibits.
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         2.1      Amended and Restated Stock Repurchase Agreement, dated as of
                  January 8, 1997, by and between Safeway Inc. and SSI Associates, L.P.

         2.2 First Amendment to Agreement and Plan of Merger, dated as of January 8, 1997, by and among Safeway Inc., SSCI Merger Sub, Inc. and The Vons Companies, Inc. (without exhibits).

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